Exhibit 10.17

CANEUM, INC.
AMENDMENT NO. 1
TO
CONSULTING AGREEMENT
This First Amendment (the “Amendment”), entered into this 20th day of March 2007, is to the Consulting Agreement (“Agreement”) effective December 31, 2006, by and between Caneum, Inc. United States (“Caneum”) and Burdock Inc., a Saint Vincent & the Grenadines company (“Consultant”).
RECITALS:
WHEREAS, on or about January 19, 2007, the parties entered into the Agreement, the purpose of which was to replace and supersede the prior Consulting Agreement dated effective December 31, 2006; and
WHEREAS, the parties desire to amend the Agreement as provided herein;
NOW, THEREFORE, pursuant to §15 of the Agreement, the parties hereto mutually agree to amend the Agreement as follows:
1. Amendment to Stock Signing Bonus. Paragraph (ii) of §8.2 is hereby amended to read as follows:
(ii) Stock. Upon execution of this Agreement by the parties hereto, Caneum shall issue to Consultant 82,989 shares of common stock of Caneum as a sign on bonus, of which 22,334 are hereby authorized and directed by Consultant to be issued and delivered to Saffron Capital Merchant Partners LLC (the “Finder”) to satisfy Consultant’s obligation under the letter agreement dated January 16, 2006, with the Finder (the “Finder’s Agreement”); provided that prior to delivery of such shares by Caneum, Consultant and Finder shall execute and deliver a standard investor representation form evidencing compliance with U.S. securities laws.
2. Additional Cash Payment. Paragraph (iii) is hereby added to §8.2 to read as follows:
(iii) Cash. Upon execution of this Agreement by the parties hereto, Caneum shall pay to Consultant $70,000 as a sign on bonus.

3. Remainder of Agreement. Except as amended hereby, the Agreement shall continue to be, and shall remain, in full force and effect. Except as provided herein, this Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Agreement or (ii) to prejudice any right or rights which Caneum may now have or may have in the future under or in connection with the Agreement or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.
4. Incorporation by Reference. The terms of the Agreement are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.
IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the respective day and year set forth below to be effective as of the day and year first written above.

CANEUM:	CANEUM, INC.

Date: April 4, 2007	By:	/s/ Suki Mudan

	Name:	Suki Mudan

	Title:	President

CONSULTANT:	BURDOCK INC.

Date: April 4, 2007	By:	/s/ Scapa Directors Inc.

	Name:	Scapa Directors Inc.

	Title:	Director, BURDOCK

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